Discontinued operations	12 Months Ended
Dec. 31, 2025
Discontinued operations
Discontinued operations
3.	Discontinued operations

Disposal of YY Live business

On November 16, 2020, the Company entered into definitive agreements with Baidu to dispose of the YY Live business. As a result, assets and liabilities of this business were classified as assets and liabilities held for sale and the results of YY Live business were presented as discontinued operations. The transaction was substantially completed on February 8, 2021, with certain matters remaining to be completed, including necessary regulatory approvals from government authorities. The Company no longer was able to operate and exert control over the YY Live business, including but not limited to the assets, liabilities, business and employee contracts necessary for the operation of the YY Live business. Accordingly, the Company ceased consolidation of the YY Live business since February 8, 2021 and also ceased to present the results of the YY Live business within discontinued operations since that same date.

As of December 31, 2024, the Company had not recognized any gain from the transaction due to the pending regulatory approvals discussed above. Instead, the Company has classified and presented all the assets and liabilities related to the YY Live business amounting to US$38,194 on a net basis within prepayments and other current assets (Note 10). The total consideration of the transaction is approximately US$3.6 billion in cash and subject to certain adjustments. The Company received part of the consideration amounting to US$1.9 billion by December 31, 2024, which was recorded as advance payments received within accrued liabilities and other current liabilities (Note 18).

On February 25, 2025, the Company entered into agreements with Baidu, Inc. and closed the sale of its video-based entertainment live streaming business in mainland China (known as YY Live) to Baidu, Inc. for an aggregate purchase price of approximately US$2.1 billion in cash. The Company previously received approximately US$1.86 billion in February 2021. On February 25, 2025, the Company received additional cash consideration of approximately US$240 million. Gain from disposal of YY Live amounted to approximately US$ 1.9 billion, which was reported as part of the net income from discontinued operations in the first quarter of 2025.

3.	Discontinued operations (continued)

Disposal of YY Live business (continued)

The following tables set forth the assets, liabilities, statement of operations and cash flows of discontinued operations which were included in the Group’s consolidated financial statements. The net amount of the assets and liabilities as of December 31, 2024 shown below are recorded within prepayments and other current assets in the consolidated balance sheet.

As of December 31,
2024
US$
Assets
Current assets
Cash and cash equivalents	201,393
Accounts receivable, net	18,239
Prepayments and other current assets	4,986

Total current assets	224,618

Non-current assets
Deferred tax assets	4,294
Property and equipment, net	10,356
Intangible assets, net	7,456
Other non-current assets	3,814

Total non-current assets	25,920

Total assets	250,538

Liabilities
Current liabilities
Accounts payable	1,117
Deferred revenue	49,495
Advances from customers	12,663
Income taxes payable	9,787
Accrued liabilities and other current liabilities	139,282

Total current liabilities	212,344

Total liabilities	212,344